Volumetric Fund, Inc.

VOLMX

July 8, 2024

Supplement to the Volumetric Fund, Inc. (the “Fund”) Summary Prospectus, Prospectus, and Statement of Additional Information dated April 22, 2024

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Effective July 5, 2024, the Fund’s Board of Directors, including a majority of the Independent Directors, appointed Alejandro (“Alex”) Aleman as Vice President of Volumetric Fund. Mr. Aleman is Portfolio Manager to the Fund and Vice President of Volumetric Advisers, Inc. He will manage the Fund with Chief Executive Officer (“CEO”), President, and Portfolio Manager, Jeffrey Gibs. The Fund is the only account managed by Mr. Aleman. Mr. Aleman will replace Vincent Arscott who had recently departed from his roles as Vice President and Portfolio Manager of the Fund, and Vice President of the Volumetric Advisers.

The Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are hereby revised to reflect these changes.

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This Supplement and the Fund’s existing Summary Prospectus, Prospectus, and Statement of Additional Information dated April 22, 2024, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus, and Statement of Additional Information, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 800-541-3863.